UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2015 (June 18, 2015)

ZS Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36489	26-3305698
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

805 Veterans Blvd., Suite 300 Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 458-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Adoption of the 2015 Employee Stock Purchase Plan

On June 18, 2015, at the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”), the stockholders of the ZS Pharma, Inc. (the “Company”) approved the 2015 Employee Stock Purchase Plan (the “ESPP”) as described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 8, 2015 (the “Proxy Statement”). The ESPP previously had been approved, subject to stockholder approval, by the Board of Directors (the “Board”) of the Company.

A summary of the ESPP is set forth in the Company’s Proxy Statement. That summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

(b) Grant of Restricted Stock Units

On June 18, 2015, the Board granted restricted stock units (“RSUs”) to certain of the Company’s employees, including its named executive officers, pursuant to the ZS Pharma, Inc. 2014 Incentive Plan (the “2014 Plan”). Each RSU represents the right to receive one share of the Company’s common stock upon vesting of such RSU. The grant of RSUs is scheduled to vest over 4 years, with 25% of the RSUs vesting on each of the first four anniversaries of the date of grant based on the participant’s continued employment with the Company through each vesting date, subject to accelerated vesting upon the participant’s termination without cause or for good reason with respect to all unvested RSUs if such termination occurs during the one-year period following a change in control of the Company. The number of RSUs granted to each of the Company’s named executive officers is as follows: Robert Alexander (Chief Executive Officer), 12,500; Alvaro Guillem (President), 6,500; and Mark Asbury (General Counsel), 3,000. The RSUs are subject to the terms of the 2014 Plan and the Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement (Employees) entered into with each participant, the form of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

In addition, on June 18, 2015, the Board granted RSUs to the Company’s non-employee directors. The grant of RSUs is scheduled to vest in full on the earlier of the first anniversary of the date of grant or the date of the first annual meeting of the Company’s stockholders that occurs after the date of grant subject to the participant’s continued service as a member of the Board, with fully accelerated vesting upon a change in control of the Company. Each of the Company’s non-employee directors was granted 1,000 RSUs. The RSUs are subject to the terms of the 2014 Plan and the Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement (Directors) entered into with each participant, the form of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved the three proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1. Elect two members of the Board as Class I directors, each to serve for a three-year term expiring at the 2018 annual meeting of stockholders:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Martin Babler	17,032,561	0	948,694	3,225,048
Kim Popovits	17,032,836	0	948,419	3,225,048

2. Approve the ESPP

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,309,390	4,671,167	698	3,225,048

3. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,201,721	4,525	57	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	2015 Employee Stock Purchase Plan

10.2	Form of Restricted Stock Unit award Grant Notice and Restricted Stock Unit Award Agreement (Employees) under the 2014 Incentive Plan

10.3	Form of Restricted Stock Unit award Grant Notice and Restricted Stock Unit Award Agreement (Directors) under the 2014 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZS PHARMA, INC.

Date: June 23, 2015	By:	/s/ Robert Alexander
Robert Alexander
Chief Executive Officer

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